EXHIBIT 10AB
                                                                  ------------

                             LEASE INFORMATION PAGE


Date of Lease:                        July 29, 1997

Landlord:                             New Avon Limited Partnership

Landlord Notice Address:              c/o Urban Equities
                                      21A Highland Circle
                                      Needham, MA 02194

Tenant: Haemonetics Corporation, a Delaware corporation registered to do business in the Commonwealth of Massachusetts

Tenants Notice Address:               400 Wood Road
                                      Braintree, MA  02184

Building:                             The building commonly known as The
                                      Odyssey Building located at 40 Robbie
                                      Road, Avon Massachusetts, containing
                                      approximately 152,545 square feet of
                                      space, appurtenant common areas,
                                      parking areas and access ways.

Demised Premises:                     Approximately 48,000 square feet, as
                                      specifically shown on Exhibit A,
                                      annexed hereto.

Lease Term:                           Five (5) years and four (4) months,
                                      unless sooner terminated as hereinafter
                                      provided.

Commencement Date:                    August 1, 1997

Expiration Date:                      November 30, 2002

Option Period:                        December 1, 2002 to November 30, 2007;

Rent:                                 Rent is due and payable on the first
                                      day of the month.

                                      Annual Rent for the initial Lease Term
                                      of:

                                           Commencing on December 1, 1997,
                                           $136,320 in monthly installments
                                           of $17,040 for year one (no Annual
                                           Rent shall be due for the period
                                           August 1, 1997 to November 30,
                                           1997).

                                           $199,680 in monthly installments
                                           of $16,640 for year two.

                                           $204,480 in monthly installments
                                           of $17,040 for year three.

                                           $210,720 in monthly installments
                                           of $17,560 for year four.

                                           $211,200 in monthly installments
                                           of $17,600 for year five.

                                           $70,400 in monthly installments of
                                           $17,600 for the four months of
                                           year six.

                                      Annual Rent for the Option Period shall
                                      be at Fair Market Rate, but in no event
                                      less than the rent charged in the
                                      immediately preceding year.

Security Deposit:                     $22,500.00

Permitted Use:                        Warehousing of disposable medical
                                      products (and not any biological, blood
                                      or blood component products) and
                                      associated office use

Listed Broker:                        Hunneman Commercial Corporation and
                                      Donahue Associates

Tenant Share of the Real Estate
 Taxes and Operation Cost:            31.47% (payable monthly commencing
                                      August 1, 1997)

Tenant's Initial Estimated Monthly
 Payment on Account:                  Real Estate Taxes           $ 2,098.00
                                      Operating Cost                2,720.00
                                                                  ----------
                                      Total Monthly Payment:      $ 4,818.00

Limited Access Period:                From Date of Lease until Commencement
                                      Date Tenant shall have limited access
                                      to the Demised Premises, subject to the
                                      rights of any existing tenants, for the
                                      sole purpose of completing certain
                                      tenant improvements, as more fully set
                                      forth in Section 6 herein, provided
                                      such access and work does not interfere
                                      with the rights of such existing
                                      tenants, and that such access and
                                      tenant improvements shall be at
                                      Tenant's sole cost, expense and
                                      liability. During the Limited Access
                                      Period, Tenant shall be responsible for
                                      dealing with any such existing tenants
                                      with respect to said access, and shall
                                      also be solely responsible for
                                      provision and payment for any utilities
                                      serving the Demised Premises (not
                                      otherwise the responsibility of
                                      existing tenants).

Assigned Parking:                     Tenant shall have the exclusive use of
                                      the parking spaces for employees, and
                                      trucks, as designated on Exhibit A
                                      annexed hereto; Tenant shall be
                                      responsible for signage and enforcement
                                      of the exclusively assigned spaces.
                                      Neither Tenant, its employees, visitors
                                      or other vehicle owners related to
                                      Tenant shall park (whether temporarily
                                      or permanently) in any other areas.


1. PARTIES. The Landlord named in the Lease Information Page of this lease (hereinafter called "Landlord", which expression shall include Landlord's heirs, legal representatives, successors and assigns where the context so admits) does hereby lease to the Tenant named in said Lease Information Page (hereinafter called "Tenant", which expression shall include Tenant's heirs, legal representatives, successors and assigns where the context so admits), and Tenant hereby leases the following described premises:

2. PREMISES. The Demised Premises described in said Lease Information Page, said premises being within the Building described in said Lease Information Page.

There is appurtenant to the Demised Premises the right to use, in common with others entitled thereto, any and all common facilities, improvements or services serving the building in which the Demised Premises are situated (the "Building").

Landlord reserves the right from time to time to install, repair, replace, use, maintain and relocate for service to the Demised Premises and to other parts of the building, or either, building service fixtures and equipment wherever located in the Building. Landlord expressly reserves the right to install and maintain in the Demised Premises pipes, conduits, electric lines and other facilities serving other portions of the building, provided, however, that such installation and maintenance shall not unreasonably interfere with Tenant's use and enjoyment of the Demised Premises.

3. TERM. The term of this lease (the "term") shall be for the period set forth in said Lease Information Page. The commencement date of the term (the "Commencement Date") of this lease shall be the first day of the term. Upon the request of Landlord, Tenant shall execute a written instrument, confirming the commencement date.

4. RENT. Tenant shall pay to Landlord during the term annual rent at the rate set forth in said Lease Information Page, payable in equal monthly installments. The first payment of annual rent shall be due and payable on the date specified in the Lease Information page for the commencement of annual rent. Annual rent shall be paid monthly in advance on the first day of each and every calendar month thereafter during the term. Rent for any fraction of a month at the commencement or expiration of Tenant's obligation to pay annual rent shall be pro rated. All payments of rent (annual and additional) shall be made payable to the Landlord named in said Lease Information Page and shall be sent to said Landlord at the address set forth herein, or to such other person or to such other address as Landlord shall from time to time designate by advance written notice to Tenant.

5. REAL ESTATE TAXES. For the purpose of this Article 5, the following terms shall have the following meanings:

A. Real Estate Taxes - real estate taxes levied against the land and building of which the Demised Premises are a part, including betterment assessments and other governmental charges which may be charged, assessed or imposed upon the land, building and other improvements of which the Demised Premises are a part, but specifically excluding any income, franchise or estate taxes.

B. Operation Cost - all reasonable costs and expenses incurred by Landlord in connection with the maintenance and operation of the land and building of which the Demised Premises are a part. Operation Cost shall include, without limitation, all reasonable costs and expenses incurred by Landlord (a) in making repairs to the building and its appurtenances and the exterior signs thereon, (b) in carrying fire, casualty, plate glass, rent and liability insurance upon the building (including, without limitation, insurance carried under so-called "blanket" and/or "umbrella" policies), (c) in providing services including but not limited to lighting, plowing, cleaning, maintaining and beautifying the exterior of the building and the land appurtenant to the building and the landscaping and gardening (if any) thereof, (d) in paying Landlord's costs associated with all customarily expenses of personnel engaged in the management and operation of the building (appropriately prorated where a person's duties are not limited solely to the building), (e) in paying for electricity, water and sewerage and other utilities charges imposed by the entity providing such services, to the extent not separately metered to the Demised Premises as hereinafter provided, and servicing only the common areas, and the cost of maintaining any utility systems outside the Demised Premises (including, without limitation, any roof top HVAC equipment), and (f) a management fee equal to five percent (5%) of gross receipts from the operation of the building. Operation Cost shall not include Landlord's leasing costs, attorneys fees and the cost of and depreciation of capital expenditures (unless such capital expenditure is intended to substantially reduce one or more items within Operation Cost, in which event such capital expenditure shall be treated as an amortized Operation Cost based upon the generally accepted "pay-back" period for the capital expenditure).

C. Tenant's Tax and Operation Cost Obligation - for any calendar year (or partial calendar year) occurring during the term, the sum of Real Estate Taxes and Operation Cost, multiplied by Tenant's Share of Operation Cost (as specified on the Lease Information Page). For the partial calendar years at the beginning and end of the term, Tenant's Tax and Operation Cost Obligation shall be equal to Tenant's Tax and Operation Cost Obligation as determined pursuant to the immediately preceding sentence, multiplied by that fraction of the relevant calendar year during which this lease was in effect.

Tenant shall pay to Landlord, as additional rent, Tenant's Tax and Operation Cost Obligation for each calendar year (or prorated portion for any partial calendar year) during the term.

Tenant shall pay to Landlord on the first day of every month during the term, in advance, payments on account of Tenant's obligations under this Article. Tenant's initial monthly payment on account of Tenant's obligations under this
Article is the amount specified on the Lease Information Page as Tenant's Initial Monthly Payment on Account of Tenant's Tax and Operation Cost Obligation. From time to time, Landlord shall have the right to adjust the amount of Tenant's monthly payments. Following the end of each calendar year, Landlord shall determine the exact amount of Tenant's Tax and Operation Cost Obligation with respect to the calendar year then ended, and appropriate adjustments shall be made (either by additional payment by Tenant or crediting/refund by Landlord toward subsequent obligations of Tenant under this
Article 5), so that the amount of such adjustment, when aggregated with the amount of Tenant's monthly payments during the preceding calendar year, will equal Tenant's Tax and Operation Cost Obligation for such calendar year. Tenant shall receive an annual statement from Landlord detailing the previous twelve months operating expenses for the building, and the estimated monthly Operation Cost Obligation for the subsequent period.

In addition to the foregoing, Tenant shall pay all taxes upon its property in or upon the Demised Premises.

With respect to the pro-ration of annual water usage by all Tenants in the building, in the event that a Tenant occupying a portion of the building uses a greater amount of water than is customarily used by other tenants' in the building or discharges any water due to its use of the premises (unrelated to kitchen/utility sink and bathroom discharges), the water/discharge usage for that Tenant shall be separately metered (at that tenant's expense) and billed to that Tenant, exclusive of the other Tenants in the building.

6. LANDLORD'S WORK AND TENANT'S WORK. Landlord is delivering the Demised Premises and the building "as is". Tenant shall perform, at its sole risk and its own cost and expense, "Tenant's Work" consisting of the items set forth on Exhibit TW, annexed. Tenant shall also perform all additional work required to obtain a certificate of occupancy and otherwise prepare the Demised Premises for Tenant's occupancy (pursuant to plans and specifications therefor submitted to and approved in writing by Landlord, which approval shall not be unreasonably withheld) and shall equip the Demised Premises with all trade fixtures and personal property suitable or appropriate to the regular and normal operation of the type of business in which Tenant is engaged. All of Tenant's Work and all of Tenant's trade fixtures and personal property shall be of quality consistent with trade fixtures and personal property in the remainder of the building, and shall be subject to Landlord's reasonable approval. Tenant shall not permit any mechanics' liens, or similar liens, to remain upon the Demised Premises for labor and material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been furnished at the direction of Tenant and shall cause any such lien to be released of record forthwith without cost to Landlord.

From and after the first entry by Tenant or its agents for the purpose of performing Tenant's Work (whether or not the commencement date has occurred), Tenant shall comply with all of the provisions of this lease

7. ALTERATIONS -- ADDITIONS -- SIGNS. Tenant shall not make structural or exterior alterations or additions to the Demised Premises, but may make non-structural interior alterations provided Landlord consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at Tenant's expense and shall be in quality at least equal to the construction of the Demised Premises as of the commencement date. Tenant shall not permit any mechanics' liens, or similar liens, to remain upon the Demised Premises for labor and material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been furnished at the direction of Tenant and shall cause any such lien to be released of record forthwith without cost to Landlord. Any alterations or improvements made by Tenant, shall be Landlord's property upon expiration of the lease term, unless Landlord notifies Tenant to the contrary contemporaneously with Landlord's consent therefor. In such event, at or about the time of expiration or termination hereof, Tenant shall remove any or all of such alterations, and Tenant shall repair all damage caused to the Demised Premises or the building in so removing the same. Any alterations and additions shall be done in a good workman manner using first class materials, and in accordance with (and only after having received appropriate permitting) all local, state and federal laws, codes and regulations.

Any sign installed by Tenant from time to time shall be subject to the prior written approval of Landlord (in all respects; i.e. size, content, location, materials, etc.), which consent shall not be unreasonably withheld or delayed, and shall be in conformity with all governing codes. Tenant shall maintain any such sign, at its sole cost and expense, in good condition, working order and appearance. Upon the expiration or earlier termination of this lease, Tenant shall remove all of its signs, and shall repair any damage to the Demised Premises or the building resulting from such removal. Moreover, Landlord shall have the right, upon fifteen (15) days written notice to Tenant, to remove any sign installed by Tenant in violation of the first sentence of this paragraph, and Tenant shall reimburse Landlord, promptly upon demand thereof, for all costs incurred in removing any such sign and restoring any damage to the Demised Premises or the building resulting from such removal.

8. USE OF DEMISED PREMISES. Subject to the provisions of this Article 8 and the provisions of Articles 9 and 15, below, Tenant shall have the right to utilize the Demised Premises for its business purposes at any time. Tenant shall comply with the reasonable Rules and Regulations annexed hereto, as well as such other reasonable rules and regulations as may be established by Landlord from time to time with notice to Tenant, and which are applicable to all tenants, in order to assure the safety and security of persons and property in and about the building, as well as the efficient and harmonious activities of the occupants of the building. In the event of any breach of any rules and regulations by tenant (including any amendments or additions thereto), Landlord shall have all of the remedies in this lease provided for default of Tenant. Landlord shall use reasonable efforts to cause all occupants of the building to comply with Landlord's rules and regulations. However, no failure of any other occupant of the building to comply with any rules and regulations shall result in any liability by Landlord, or justify any failure of Tenant to comply with all rules and regulations.

9. COMPLIANCE WITH LAWS. Tenant agrees that no trade or occupation shall be conducted in the Demised Premises or use made thereof which will be unlawful, improper or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the building is situated. Tenant and those claiming under Tenant shall not use, handle, store, release or discharge oil, hazardous materials or hazardous waste in or about the Demised Premises.

Tenant shall not use any portion of the Demised Premises for the use, generation, treatment, storage or disposal of "oil", "hazardous material," "hazardous waste", or "hazardous substances" (collectively, the "Materials"), as such terms are defined under any applicable federal, state and local laws, rules and regulations now or hereafter in effect, without the express written prior consent of Landlord (not to be unreasonably withheld) and, if required, its mortgagees, and then only to the extent that the presence of the Materials is (i) properly licensed and approved by all appropriate governmental officials and in accordance with all applicable laws and regulations and (ii) in compliance with any terms and conditions stated in said prior written approvals by Landlord or its mortgagees. In the event of any release of Materials upon the Demised Premises, Building or property, or upon adjacent lands, if caused by Tenant or its agents, representatives or those claiming under Tenant, Tenant shall promptly remedy the problem in accordance with all applicable laws and requirements and shall indemnify, defend and hold Landlord and its mortgagee(s) harmless from and against all loss, costs, liability and damage, including attorneys' fees and the cost of litigation, arising from the presence or release of any Materials caused by Tenant or its agents, representative, and those claiming under Tenant in or on the Demised Premises, building or property, or upon adjacent lands. In the event of any release of Materials upon the Demised Premises, Building or property, or upon adjacent lands, if caused by Landlord or its agents, representatives, Landlord shall promptly remedy the problem in accordance with all applicable laws and requirements and shall indemnify, defend and hold Tenant harmless from and against all loss, costs, liability and damage, including attorneys' fees and the cost of litigation, arising from the presence or release of any Materials caused by Landlord or its agents and representatives.

10. UTILITIES. Landlord shall, in the first instance, furnish and install electrical service and other utilities, to standards comparable with buildings similar to the Building. (Electrical and gas service to the Demised Premises shall be separately metered). In the event that additional services are required for Tenant's activities the Tenant shall be solely responsible for metering and installation of such services, subject to prior written approval of Landlord which may not be unreasonably withheld or delayed. Thereafter, Tenant shall connect to and through such services and be responsible for payment for its usage and consumption of all utilities or services at the Demised Premises and also promptly pay any bills and other charges, as to the same as and when the same become due or payable (which if not paid could have a material negative effect on the Demised Premises or the Building), including, but not limited to, heat, hot water, gas, electricity, air conditioning, garbage disposal, and any all other services or utilities supplied to or consumed at or in the Demised Premises throughout the term, whether or not measured by meter. Tenant shall heat and maintain the interior of the Demised Premises, at all times, at a reasonable temperature (but in no event less than sixty degrees). Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance, or for loss of business, arising from power losses or shortages, or the interruption of any utilities services to the Demised Premises, unless such interruption results from the negligence of Landlord. Landlord reserves the right to stop any service or utility system when necessary in Landlord's opinion by reason of accident or emergency or until necessary repairs have been completed.

11. REPAIRS. Landlord agrees to make all necessary repairs or alterations to the property which Landlord is required to maintain, as hereinafter set forth. The property which Landlord is required to maintain is the foundation, roof, exterior walls, structural columns, and structural beams of the building; all HVAC equipment and utility pipes, lines and conduits located outside the Demised Premises but within the building and which do not serve exclusively the Demised Premises; and the landscaped areas on the lot on which the building is situated. Notwithstanding the foregoing, if any of the repairs or alterations to be made by Landlord pursuant to the provisions of this lease shall be made necessary by reason of repairs, installations, additions or improvements made by Tenant or anyone claiming under Tenant, by reason of the fault or negligence of Tenant or anyone claiming under Tenant, by reason of the failure of performance or observance of any agreements, conditions or other provisions on the part of Tenant to be performed or observed, or by reason of any special use (other than the Permitted Uses) to which the Demised Premises may be put, Tenant shall make all such repairs or alterations as may be necessary (or, at Landlord's option, upon the expiration of any applicable notice period related thereto, shall reimburse Landlord, as additional rent hereunder, for all reasonable costs and expenses incurred by Landlord in effecting such repairs or alterations). Landlord shall not be deemed to have committed a breach of any obligation to make repairs or alterations or perform any other act unless it shall have received notice from Tenant designating the particular repairs or alterations or other act and shall fail to undertake such repairs or alterations or perform such other act within a reasonable time after the receipt of such notice. As used in this lease, the expression "exterior walls" does not include doors, window sashes or frames, or door frames of the Demised Premises.

Tenant agrees that it will during the term of this lease make all repairs and alterations to the Demised Premises which Tenant is required to maintain, as hereinafter set forth, which may be necessary to maintain the same in good repair and condition or which may be required by this lease, and if due solely to Tenants use of the Demised Premises, by any laws, ordinances, regulations or requirements of any public authorities having jurisdiction, subject only to the provisions of Article 15, eminent domain and reasonable wear and tear excepted. The property which Tenant is required to repair and maintain in good order and condition is the Demised Premises and every part thereof including, but without limitation, all utility pipes, lines and conduits located within the Demised Premises, and all utility fixtures and equipment whether located within the Demised Premises or within the building which contains the Demised Premises (including, without limitation, the heating and air conditioning system) which exclusively serve the Demised Premises, all walls, ceilings, floors and doors, window sashes and frames, and door frames of the Demised Premises. Notwithstanding the foregoing, Tenant shall not be under any obligation to make any repairs or alterations to the property which Landlord is required to maintain, except to the extent provided in the first paragraph of this Article. Tenant specifically agrees to replace all glass damaged with glass of the same kind and quality or better. Tenant also agrees to keep the Demised Premises attractive in appearance. Tenant agrees that it shall give Landlord reasonable advance notice of any occasion when Tenant or its agents, employees or contractors propose to go upon the roof of the building for the purpose of making any repairs or alterations or for any other purpose whatsoever. In order to assure the proper maintenance of the HVAC systems serving the Demised Premises, Tenant, at it's sole cost and expense, shall maintain (and shall provide Landlord with evidence of the existence of) a contract with a reputable HVAC maintenance company, providing for the regular quarterly inspection, maintenance and repair of such equipment. Landlord agrees to cooperate with Tenant or Tenant's agents with respect to any warranties which may or may not exist for any equipment serving exclusively the Demised Premises.

12. LANDLORD'S ACCESS. Upon advance notice from Landlord to Tenant of not less than 24 hours and with the consent of Tenant (which consent may not be unreasonably withheld or delayed) (except in the event of an emergency, in which event no notice or consent shall be required), Landlord or agents of Landlord may, at reasonable times, enter to view the Demised Premises or for the purpose of repairing or altering the Demised Premises or any portion of the building or for bringing materials into or through the Demised Premises in connection with the making of repairs or alterations, and may remove placards and signs not approved and affixed as herein provided, and may show the Demised Premises to agents, employees, contractors, architects, prospective mortgagees and purchasers, and, at any time within six (6) months before the expiration of the term, may affix to any suitable part of the Demised Premises a notice for letting affixed without hindrance or molestation and may show the Demised Premises to prospective tenants. Without limiting the generality of the foregoing, Landlord, its agents and other tenants of the building shall have continuing access (at reasonable times and upon reasonable notice, unless in an emergency), to the main electrical panels, telephone switch boards and interface equipment and water main within the Demised Premises which is the only interior access to said utilities. Tenant agrees to keep such areas and access thereto reasonably free of Tenant's fixtures and possessions to allow unimpeded access to said areas of the building and Demised Premises. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of Landlord's entering the Demised Premises for any of the purposes authorized herein, except for negligent acts of Landlord or its agents.

13. FORCE MAJEURE. In any case where either party hereto is required to do any act (other than make a payment of money), delays caused by or resulting from Acts of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations or other causes beyond such party's reasonable control (other than such party's financial condition) shall not be counted in determining the time during which such act shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time". In case Landlord is prevented or delayed from making any repairs, alterations, or improvements or furnishing any service or performing any other covenant or duty to be performed on Landlord's part by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Demised Premises, unless the same prevents Tenant's use and occupation of the Demised Premises for a continuous period of four months or more. In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards.

14. ASSIGNMENT -- SUBLEASING. Tenant shall not assign this lease or sublet (or otherwise permit anyone to lease or occupy) the whole or any part of the Demised Premises, without the consent of the Landlord which consent shall not be unreasonably withheld. Notwithstanding the aforesaid, the Landlord may unreasonably withhold its consent if Landlord is not satisfied with the creditworthiness, proposed use or reputation of the proposed sub-tenant or assignee.

15. FIRE, CASUALTY -- EMINENT DOMAIN. In case, after the execution hereof and before the expiration of the term, the Demised Premises or more than twenty-five (25%) percent thereof or more than twenty-five (25%) percent of the building or the property of which the Demised Premises are a part shall be taken by any exercise of the right of eminent domain or by action of any public or other authority, or in case, after the execution hereof and before the expiration of the term, the Demised Premises or more than twenty-five (25%) percent thereof or more than twenty-five (25%) percent of the building or the property of which the Demised Premises are a part shall be destroyed or damaged by fire or casualty, then this lease and the term of this lease shall terminate at the election of Landlord, which election must be exercised by written notice to tenant within sixty (60) days after such taking, destruction, damage or action, and such election may be made in case of any such taking notwithstanding the entire interest of Landlord may have been divested by such taking. In any such event, if Landlord shall not elect to terminate this lease, the annual rent, or a just and proportionate part thereof, according to the nature, extent and duration of the injuries sustained, shall be abated until the Demised Premises or the building or the property of which the Demised Premises are a part, as the case may be, shall have been restored as provided herein. If Landlord shall not elect to terminate this lease, Landlord shall with reasonable promptness restore the Demised Premises to a single contiguous unit in substantially the same condition as the Demised Premises were in at time of casualty. However, in connection with such restoration, Landlord shall not be required to expend amounts in excess of Landlord's insurance proceeds or damages or awards resulting from such taking, destruction, damage or action allocable to the Demised Premises, as the case may be, after deducting Landlord's reasonable costs and expenses of collecting same and amounts retained by Landlord's mortgagee(s). If the Demised Premises are not so restored (or if, at any time following the taking, destruction, damage or action, Tenant and Landlord agree, in the exercise or good faith judgement, that it is not reasonably likely that the Demised Premises will be restored) within five (5) months after such taking, destruction, damage or action, Tenant may elect to terminate this lease by written notice to Landlord (such right shall be exercised, if at all, by notice to Landlord not later than the date of substantial completion of restoration). If the Demised Premises or the building or the property of which the Demised Premises are a part or any part thereof shall be taken by eminent domain, all damages from such taking, other than that which relates solely to Tenant's fixtures and equipment, shall vest in Landlord and Tenant covenants and agrees to execute such assignments or other document and to take any steps which may be necessary to vest such damages in Landlord, Tenant hereby irrevocably appointing Landlord as its agent and attorney-in-fact for the limited purpose to execute and deliver any such assignments and documents which Landlord deems necessary or appropriate to carry out the intent and purpose of the preceeding sentence such appointment being a power coupled with an interest.

16. FIRE INSURANCE. Tenant shall not permit any use of the Demised Premises which will make voidable any insurance on the property of which the Demised Premises are a part, or on the contents of said property, or which shall be contrary to any regulation from time to time established by any insurance inspection board having jurisdiction. Tenant shall promptly comply with all reasonable respects and requirements of the insurance company providing fire insurance coverage to the building. Tenant shall on demand reimburse Landlord, for all extra insurance premiums caused by Tenant's use of the Demised Premises. Any such demand shall be accompanied by a written statement executed by a reputable insurance company or insurance broker, setting forth (i) the nature of Tenant's use of the Demised Premises which resulted in extra insurance premiums, (ii) the insurance premiums which would have been charged to the demanding party if Tenant had not engaged in such use, and (iii) the insurance premiums charged to the demanding party as a result of tenant's continued engagement in such use. At Tenant's request (and at Tenant's sole cost and expense), Landlord will also use reasonable efforts (including arbitration if the same is available) to cause its insurer to reconsider its determination that extra insurance premiums are chargeable, and to suggest modifications in Tenant's activities which would result in reduction or elimination of extra insurance premiums. Tenant agrees that it will at all times keep all furniture and personal property within the Demised Premises insured against all loss and damage by reason of fire or any of the casualties covered under the standard Massachusetts extended coverage policy. Such insurance shall be carried with responsible insurance companies authorized to do business in Massachusetts and having a "Best's" rating of A- or higher, and shall be in an amount equal to the full replacement cost of the insured property. Tenant shall deposit with Landlord certificates for such insurance at or prior to the commencement date, and thereafter at least twenty (20) days prior to the expiration of any such policy. At the request of the local fire department, or other state or municipal safety authority, Tenant shall provide such requesting authority with a key to the premises.

17. TENANT'S LIABILITY INSURANCE. Tenant shall maintain, with respect to the Demised Premises and the property of which the Demised Premises are a part, comprehensive public liability insurance in amounts not less Two Million Dollars ($2,000,000) with respect to injuries or death suffered by one or more persons and not less than Two Million Dollars ($2,000,000) with respect to property damage. Said insurance shall be issued by responsible insurance companies authorized to do business in the state in which the Demised Premises are situated and having a "Best's" rating of A- or higher, and shall insure as named insureds Tenant, and with respect to acts or omissions of Tenant, the Landlord and any mortgagee of the Building. Tenant shall deposit with Landlord certificates for such insurance at or prior to the commencement date, and thereafter at least twenty (20) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies (as well as the policies of Tenant's insurance required pursuant to Article 16, above) shall not be canceled or modified without at least twenty (20) days prior written notice to each insured named therein. Tenant also agrees that upon Landlord's request from time to time Tenant shall increase the limits of the public liability insurance described above to such limits as are customarily carried with respect to premises similar to the Demised Premises within the metropolitan area in which the Demised Premises are situated. Notwithstanding anything contained herein to the contrary, it is hereby understood and agreed that in the event the Landlord files a claim with Tenant's comprehensive public liability carrier, the Landlord shall contemporaneously provide a copy of the same to Tenant.

18. INDEMNIFICATION OF LIABILITY. Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant or Tenant's contractors, licensees, agents, servants, invitees or employees, arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring after the commencement of construction work by Tenant, and until the end of the term of this lease and thereafter, so long as Tenant is in occupancy of any part of the Demised Premises, in or about the Demised Premises; or arising from any accident, injury or damage occurring outside of the Demised Premises, where such accident, damage or injury outside of the Demised Premises results or is claimed to have resulted from any act or omission on the part or Tenant or Tenant's agents, invitees, employees or independent contractors. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof with counsel reasonably acceptable to Landlord. So long as the act, omission or negligence as to which Tenant is required to indemnify Landlord is covered by insurance maintained by Tenant, Tenant's liability under this paragraph, in connection with any specific occurrence, shall be limited to the greater of (i) the amount of insurance which Tenant is required to maintain pursuant to Article 17, above (including any deductible thereunder) and (ii) the amount of insurance actually maintained by Tenant (but excluding any deductible thereunder).

Commencing with the commencement of construction work by Tenant, and thereafter for so long as Tenant has a right to occupy any part of the Demised Premises, Landlord agrees to indemnify and save harmless Tenant from and against all claims arising from any accident, injury or damage results from the negligent act or omission of Landlord or Landlord's agents, contractors, servants, invitees or employees. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof with counsel reasonably acceptable to Tenant. However, if the act or omission against which Landlord is required to indemnify Tenant is covered by any insurance maintained by Landlord, then Landlord's liability under this paragraph shall be limited to the amount of Landlord's insurance coverage (including any deductible thereunder).

To the maximum extent permitted by law, if Tenant or anyone claiming under Tenant or the whole or any part of the property of Tenant or anyone claiming under Tenant shall be injured, lost or damaged by theft, failure to remove snow or ice, fire, water or steam or in any other way or manner, whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by Landlord or its agents, unless such injury, loss or damage results from the negligence of Landlord. To the maximum extent permitted by law, all of Tenant's property shall be in the Demised Premises at Tenant's sole risk and hazard. Tenant agrees that Landlord shall not be liable to Tenant or anyone claiming under Tenant for any injury, loss or damage that may be caused by or result from the fault or negligence of any persons occupying (or claiming under any persons occupying) other premises in the building.)

19. WAIVER OF SUBROGATION. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the released party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its policies will include such a clause or endorsement so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the first party shall advise the other thereof of the amount of the extra cost, and the other party, at is election, may pay the same, but shall not be obliged to do so.

20. SURRENDER. Tenant shall at the expiration or other termination of this lease remove all of Tenant's goods and effects from the Demised Premises, including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by Tenant, either inside or outside the Demised Premises. Tenant shall deliver to Landlord the Demised Premises, broom clean and in the same condition as they were in at the earlier of the commencement of the term or completion of initial Tenant improvements, reasonable wear and tear and damage by fire or other casualty only excepted, which shall include the removal of any changes and improvements made to the Demised Premises by Tenant during the term hereof, and the return of the Demised Premises to their original configuration and design. In the event of Tenant's failure to remove any of Tenant's property from the Demised Premises, Landlord is hereby authorized, without liability to Tenant for loss or damage thereto, and at the sole risk of Tenant, to remove and store any of the property at Tenant's expense, or to retain the same under Landlord's control or to sell at public sale, without notice, any or all of the property not so removed without obligation to account to Tenant therefor, or Landlord may, if it so desires, destroy such property.

21.  DEFAULT AND BANKRUPTCY.  In the event that:

(a) Tenant shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for five (5) days; or

(b) Tenant shall default in the observance or performance of any other of Tenant's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after notice thereof, or if not susceptible to cure within said thirty (30) days, for a reasonable period to cure so long as Tenant commences to cure within said thirty (30) days, and diligently prosecutes said cure; or

(c) Tenant shall be declared bankrupt or insolvent according to law, or if any bankruptcy or insolvency proceedings shall be commenced by or against Tenant, or if any assignment shall be made of Tenant's property for the benefit of creditors, or if a receiver, trustee or assignee shall be appointed for the whole or any part of Tenant's property (provided that, in the case of an involuntary bankruptcy petition or involuntary appointment of a receiver or trustee, such occurrence shall constitute a default only if the same is not dismissed within sixty (60) days) then Landlord shall have the right thereafter to re-enter and take possession of the Demised Premises, to declare the term ended and remove Tenant's effects without prejudice to any remedies which might otherwise be used for arrears of rent or other default. If Tenant shall default, after thirty (30) days' notice thereof (or, in the case of emergency, after such notice thereof as may be reasonable under the circumstances), in the observance or performance of any conditions or covenants on Tenant's part to be observed or performed under or by virtue of any of the provisions in any Article of this lease, Landlord without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding plus all court costs, such sums paid or obligations incurred, with interest at an annual rate (the "Default Rate") equal to the lesser of (i) 4% above the "Prime Rate" most recently announced by The First National Bank of Boston and (ii) the highest rate of interest which may lawfully be charged by Landlord, shall be paid to Landlord by Tenant as additional rent. If Tenant shall consist of more than one person, or if there shall be any guarantor of Tenant's obligations, then the liability of all such persons, including any such guarantor, shall be joint and several, and the word "Tenant", as used in clause (c) above, shall be deemed to mean any one of such persons.

In the event (i) any payment of rent (annual or additional) is not post-marked within three (3) days of the due date, or (ii) a check received by Landlord from Tenant shall be dishonored, then because actual damages for a late payment or for a dishonored check are extremely difficult to fix or ascertain, but recognizing that damage and injury result therefrom, Tenant agrees to pay $200.00 as liquidated damages for each late payment and $35.00 as liquidated damages for each time a check is dishonored. (The grace period herein provided is strictly related to the liquidated damages for a late payment and shall in no way modify or stay Tenant's obligation to pay rent when it is due, nor shall the same preclude Landlord from pursuing its remedies under this Article 21, or as otherwise allowed by law.) In the event that two (2) or more Tenant's checks are dishonored, Landlord shall have the right, in addition to all other rights under this lease, to demand all future payments by certified check or money order. Furthermore, if any payment of rent (annual or additional) or any other payment payable hereunder by the Tenant to Landlord shall not be paid when due, the same shall bear interest, from the date when the same was due until the date paid, at the Default Rate. Such interest shall constitute additional rent payable hereunder.

If Landlord shall have the right to re-enter the Demised Premises as aforesaid, then in lieu thereof, Landlord may send written notice to Tenant of the termination of this lease, and in such event the term shall end on the fifth
(5th) day next following the date of the sending of the notice. Notwithstanding the provisions of clause (a) of the first sentence of this Article, if Landlord shall have rightfully given Tenant notice of default pursuant to said clause twice during any twelve-month period, and if Tenant shall thereafter default in the payment of rent or other payments, then Landlord shall have no further obligation to provide notice of such default, and the grace period provided above shall commence immediately on the date of Tenant's failure to perform the relevant obligation. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause.

In case this lease shall be so terminated, Tenant will indemnify Landlord each month against all loss of rent and all obligations which Landlord may incur by reason of any such termination between the time of termination and the expiration of the term; or at the election of Landlord, exercised at the time of the termination or at any time thereafter, Tenant will indemnify Landlord each month until the exercise of the election against all loss of rent and other obligations which Landlord may incur by reason of such termination during the period between the time of the termination and the exercise of the election, and upon the exercise of the election Tenant will pay Landlord as damages such amount as at the time of the exercise of the election represents the amount by which the rental value of the Demised Premises for the period from the exercise of the election until the expiration of the term shall be less than the amount of rent and other payments provided herein to be paid by Tenant to Landlord during said period. It is understood and agreed that at the time of the termination or at any time thereafter Landlord may rent the Demised Premises (and agrees to use reasonable efforts in attempting to do so), for a term which may expire before or after the expiration of the term, without releasing Tenant from any liability (excluding acts of new tenant) whatsoever, and that Tenant shall be liable for any expenses incurred by Landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including warehouse charges), with putting the Demised Premises into good condition for reletting, and with any reletting, including, but without limitation, reasonable attorneys' fees and brokers' fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments due from Tenant to Landlord for the period to which such monies collected relate, and any remaining monies shall be and remain the sole property of Landlord.

22. HOLDING OVER. If Tenant shall continue to occupy the Demised Premises following the expiration or earlier termination of this lease, Tenant shall be deemed to be occupying the Demised Premises as a tenant at sufferance. Such tenancy at sufferance shall be upon all of the terms and conditions set forth in this lease with the exception of rent payments, which shall be in the form of use and occupancy, and at a rate equal to one hundred and fifty (150%) percent of the amount of rent last provided for hereunder.

23. SECURITY DEPOSIT. Landlord acknowledge that it has received from Tenant the security deposit set forth in said Lease Information Page, said sum to serve as security for the payment of rents and the performance and observance of the agreements and conditions in this lease contained on the part of Tenant to be performed and observed. In the event of any default or defaults in such payment, performance or observance, Landlord may apply said sum or any part thereof toward curing of any such default or defaults and/or toward compensating Landlord for any loss or damage arising from any such default or defaults. Upon the expiration or earlier termination of this lease, said sum (or so much thereof as may remain after application in satisfaction of any existing defaults or liabilities of Tenant hereunder) shall be returned to Tenant, without interest. It is understood and agreed that Landlord shall always have the right to apply said sum, or any other remedy or remedies in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have or Landlord may pursue any other such remedy or remedies in lieu of (and in addition to) applying said sum or part thereof. If Landlord shall apply said sum or any part thereof as aforesaid, Tenant shall upon demand pay to Landlord the amount so applied by Landlord, to restore the security to its original amount.

24. WAIVER. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by either party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this lease shall be deemed a waiver of a breach of any other provision of this lease or a consent to or approval of any other action on the same or any subsequent occasion. No payment by tenant or acceptance by Landlord shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment if full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to its right to recover the balance due or pursue any other remedy. Any and all rights and remedies which Landlord may have under this lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other; and any two or more of all of such rights and remedies may be exercised at the same time.

25. LANDLORD'S LIABILITY. The word "Landlord", as used herein, means only the owner for the time being of Landlord's interest in this lease. That is, in the event of any transfer of Landlord's interest in this lease, the transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or conditions on the part of Landlord to be performed or observed subsequent to the time of said transfer, and the transferee shall be liable for the performance and observance of said agreements and conditions. If all or any part of Landlord's interest in this lease shall be held by a trust, corporation or any other form of business entity, no trustee, shareholder or beneficiary of said trust, corporation or business entity shall be personally liable for any of the covenants or agreements, expressed or implied, hereunder. Landlord's covenants or agreements shall be binding upon the trustees of said trust, as trustees as aforesaid, or upon the corporation or business entity, as the case may be, but not individually, and upon the trust, corporate or business entity's estate. Without limiting the generality of the foregoing, and whether or not all or any part of Landlord's interest in this lease shall be held by a trust, corporation or business entity, Tenant specifically agrees to look solely to Landlord's interest in the building (and Landlords liability insurance coverage) for recovery of any judgment from Landlord: it being specifically agreed that Landlord's shall never otherwise be personally liable for any such judgment. However, each succeeding holder of the Landlord's interest hereunder shall be liable for the defaults of the Landlord hereunder occurring during or prior to the period during which such person holds the Landlord's interest hereunder. In no event shall Landlord be liable to Tenant for any incidental or consequential damages sustained by Tenant from whatever cause.

     If Landlord fails to perform any of its agreements contained in this Lease and such failure continues for thirty (30) days after written notice thereof (except (i) where a shorter period is reasonably required due to emergency, or (ii) where a longer period is reasonably required to complete such cure), Tenant may cure such failure on behalf of and at the expense of Landlord and do all reasonably necessary work, make all reasonably necessary payments, or otherwise take such other reasonable action at law or in equity as Tenant deems necessary, notwithstanding any other remedy provided for herein. Landlord agrees to reimburse Tenant for any amount so paid or incurred within thirty
(30) days after completion of such work and proof of payment thereof, (together with interest thereon at the same rate as the default rate chargeable to Tenant herein, if not so timely paid), in default of which Tenant shall have the right to set off all such sums against future payments of rent due hereunder.

26. NOTICE. Any notice from Landlord to Tenant shall be deemed duly served if hand delivered, mailed by registered or certified mail, return receipt requested, postage prepaid, or if sent by prepaid Federal Express or other similar overnight delivery service, addressed to Tenant (to the attention of John F. White, President and CEO and with a copy to Alicia R. Lopez, General Counsel) at Tenant's Notice Address. Any notice from Tenant to Landlord shall be deemed duly served if mailed to Landlord by registered or certified mail, return receipt requested, postage prepaid, or if sent by prepaid Federal Express or other similar overnight delivery service, addressed to Landlord at Landlord's Notice Address, as specified on the Lease Information Page, or at such other address or addresses as may be designated in writing by Landlord from time to time.

27. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage now or at any time hereafter a lien or liens on the property of which the Demised Premises are a part, and Tenant shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Landlord agrees to obtain a "non-disturbance agreement" on behalf of Tenant from the holder of any mortgage, deed of trust or other instruments in the nature of a mortgage to which this Lease is to be subordinate. Any mortgagees may, at its election, make its mortgage subordinate to this lease. In any event, Tenant expressly agrees to attorn to any mortgagee (and to the successor in interest to any mortgagee) which succeeds to the interest of Landlord hereunder. At any time or times during the term of this lease and within fifteen (15) days after written request therefor by Landlord, Tenant agrees to deliver to Landlord or to any mortgagee a certificate stating that Tenant has entered into occupancy of the Demised Premises in accordance with the provisions of this lease, that this lease is in full force and effect, and any other information reasonably requested.

28. BROKERS. Tenant hereby represents and warrants to Landlord that, except for the broker listed on said Lease Information Page, if any, it has dealt with no broker in connection with this lease. Tenant hereby agrees to hold Landlord harmless from, and indemnified against, all loss or damage (including, but without limitation, the cost of defending the same) arising from any claim by any broker or other person (other then said listed broker, if any, whose compensation shall be paid by Landlord) claiming to have dealt with Tenant.

29. EXTENSION OPTION. Provided Tenant is not then in default under this Lease (and shall not be in default on the expiration date of this lease, or any subsequent option period, beyond any applicable cure period), Tenant shall have the option, subject to the conditions set forth below, to extend this Lease for the terms set forth on the Lease Information Page (the "extension period"), upon the terms and conditions as in this Lease contained. To exercise this option Tenant shall give written notice to Landlord not later than one hundred and eighty (180) days prior to the expiration of the original term herein provided. Tenant shall pay to Landlord for each year of such extension period base annual rent equal to that set forth on the Lease Information Page, for the option term.

30. RECORDING. Tenant shall not record this lease, but, at the request of either party hereto, Landlord and Tenant shall execute and record a "Notice of Lease", in the form (and containing the information) provided by law.

31. SUCCESSORS AND ASSIGNS. This lease shall be binding upon, and inure to the benefit of any permitted successors and assigns of Tenant and any successors and assigns of Landlord.

32. MARGINAL NOTES. The marginal notes used as headings for the various Articles of this lease are used only as a matter of convenience for reference, and are not to be considered a part of this lease or to be used in determining the intent of the parties to this lease.

33. DEFINITIONS AND INTERPRETATION. This lease shall be governed in all respects by the laws of the Commonwealth of Massachusetts as the same may be in effect from time to time. It is agreed that if any provisions of this lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This lease shall not be modified in any way except by writing subscribed by both parties.

The submission of this lease for examination does not constitute a reservation of, or option for, the Demised Premises, and this lease becomes effective as a lease only upon execution and unconditional delivery thereof by both Landlord and Tenant.

IN WITNESS WHEREOF, this lease has been executed as a sealed instrument as of the Date of Lease set forth on said Lease Information Page.


LANDLORD:                               TENANT:

New Avon Limited Partnership            Haemonetics, Inc.

by its general partner
New Avon Development Corp.




By: /s/ *****                           By: /s/ JOHN F. WHITE
    ----------------------------------      ----------------------------------
                                            John F. White, President
                                            Hereunto duly authorized



                             RULES AND REGULATIONS

(A) The holder of the interest of Tenant under the lease shall always conduct it's operations in the Demised Premises under it's present trade name (Tenant representing that it has the right to use such trade name) or any subsequent trade name which Tenant has the right to use, subject to Tenant providing Landlord with (30) days prior written notice of a change in Tenant's trade name.

(B) Tenant shall at all times appropriately light, heat and air condition the Demised Premises. Tenant shall cooperate with Landlord in all reasonable respects, in order to assure the efficient and effective use of the heating and air conditioning system and the electric and other utilities systems serving the Demised Premises;

(C) The plumbing and utilities systems serving the Demised Premises shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind shall be thrown therein. Tenant will not overload the utilities systems serving the Demised Premises or the floor, ceiling or walls of the Demised Premises. Tenant shall not permit the Demised Premises to be damaged, stripped or defaced, nor suffer any waste.

(D) No awning or other projections shall be attached by Tenant to the exterior walls of the Demised Premises;

(E) All loading and unloading of goods shall be done only in the areas and through the entrances designated for such purpose by Landlord;

(F) All garbage and refuse shall be kept in containers specified by Landlord, shall be placed in the areas specified by landlord;

(G) No radio or television or other similar device shall be installed, and no aerial shall be erected on the roof, or on exterior walls of the Demised Premises or the building, without in each instance having obtained Landlord's prior written consent. Any such device or aerial so installed without such prior written consent shall be subject to Landlord's right to require removal of the device or aerial at any time, without notice, at Tenant's sole cost and expense;

(H) No loudspeakers, television sets, phonographs, radios or other devices, equipment or machinery shall be used in a manner so as to be heard or seen outside of the Demised Premises without the prior written consent of Landlord;

(I) Sales using the auction method of selling, fire sales and closing out or going out of business sales shall not be conducted on or about the Demised Premises without the prior written consent of Landlord;

(J) Tenant shall not place or permit any obstructions or merchandise in (or otherwise use in a way which interferes with the use thereof by others entitled thereto) any service corridors, sidewalks, entrances, passages, courts, corridors, elevators or stairways;

(K) Tenant shall use, at Tenant's cost, a pest extermination contractor who will provide services in a professional manner in accordance with tenant's regulatory requirements;

(L) Except for those exclusively for use by employees of Tenant which are not visible from the sales area of the Demised Premises or the exterior of the Demised Premises, Tenant shall not operate any coin-or token-operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages or services, including, but not limited to, pay telephones, pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, food, candy, cigarettes or other commodities, without the prior written consent of the Landlord;

(M) Tenant shall keep the Demised Premises in a clean and neat condition. Tenant shall not make unreasonable noises, cause disturbances or vibrations or use or operate any electrical devices or other devices that emit sound or other waves or disturbances, or create odors, or otherwise create or permit to exist in and about the Demised Premises any nuisance which may be offensive to other tenants and occupants of the building or that would interfere substantially with the operation of any device or equipment or radio or television broadcasting or reception from or within the building or elsewhere;

(N) No additional or different locks or bolts shall be affixed by Tenant to the doors of the Demised Premises except by prior written notice to Landlord. Landlord consents to the Tenants installation of an electronic card access system, the installation of which shall be subject to the terms and conditions of this Lease. Tenant will make suitable arrangements for Landlord's access to the premises. Not later than the date on which Tenant assumes exclusive possession of the Demised Premises, Tenant will provide Landlord with the name and home telephone number of persons who will be available on a twenty-four hour basis, in order to assure Landlord of the ability to gain access to the Demised Premises whenever permitted to do so pursuant to the terms of the lease;



                                   EXHIBIT C
                                   ---------

                          Determination of Market Rate

Landlord shall, within thirty (30) days of receiving Tenant's written notice of Tenants exercise of the Extension Option(s), designate the Market Rate for the Demised Premises for the Option Period(s), as such term is defined on the Lease Information Page. If Tenant disagrees with Landlord's designation of the Market Rate, Tenant shall have the right by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit the determination of Market Rate to arbitration. Market Rate shall be submitted to arbitration as follows: Market Rate shall be determined by impartial arbitrators, one to be chosen by Tenant at the time it submits such Market Rate to arbitration, one to be chosen by Landlord within fifteen (15) days thereafter, and a third to be selected, if necessary, as provided below. Each arbitrator shall be an M.A.I. appraiser or shall have at least five (5) years experience in evaluating real estate similar to the Demised Premises. The unanimous decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of the third arbitrator chosen and selected as provided below, shall be conclusive and binding upon Landlord and Tenant. Unless the two arbitrators selected by Landlord and Tenant have reached a designation, they shall so notify the then Regional Director of the Boston chapter of the American Arbitration Association and request him to select an impartial third arbitrator, to determine Market Rate as herein defined. Within thirty (30) days after being designated, the third arbitrator shall determine the Market Rate as being either the Market Rate determined by Landlord's appraiser or the Market Rate determined by Tenant's appraiser, whichever he believes to be closer to the true Market Rate. The arbitration contemplated hereunder shall be governed by the commercial arbitration rules of the American Arbitration Association. Landlord shall bear the costs and expenses of the arbitrator which it chooses and Tenant shall bear the cost and expenses of the arbitrator which it chooses. In arriving at their determination hereunder, the arbitrators shall consider the rental market for space comparable to the space adjacent to the Demised Premises within a five
(5) mile radius of the Building. Landlord and Tenant shall bear the expense of the third arbitrator and the costs and expenses of the arbitration proceeding hereunder equally. If the dispute between the parties as to the Market Rate has not been resolved before the commencement of the extension term, then Tenant shall pay rent for the extension term based upon the minimum rent during the time period set forth herein and its additional share of Real Estate Taxes and Operation Cost payable with respect to the time period in question until either the agreement of the parties as to the Market Rate, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent with respect to the time period in question to Landlord.



                                   EXHIBIT A

                               HAEMONETICS, INC.


                       [DIAGRAM OF THE ODYSSEY BUILDING]